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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 12, 2002



                         AMERICAN DENTAL PARTNERS, INC.
             (Exact name of registrant as specified in its charter)



       Delaware                     0-23363                  04-3297858
    (State or other               (Commission              (IRS Employer
      jurisdiction                File Number)           Identification No.)
    of incorporation
    or organization)


                         American Dental Partners, Inc.
                         201 Edgewater Drive, Suite 285
                         Wakefield, Massachusetts 01880
          (Address of principal executive offices, including zip code)

                                 (781) 224-0880
                              (781) 224-4216 (fax)
              (Registrant's telephone number, including area code)


                         American Dental Partners, Inc.
                         301 Edgewater Place, Suite 320
                         Wakefield, Massachusetts 01880
          (Former name or former address, if changed since last report)

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ITEM 9. Regulation FD Disclosure

     On August 12, 2002, each of Gregory A. Serrao, Chairman, President and Chief Executive Officer, and Breht T. Feigh, Vice President, Chief Financial Officer and Treasurer, of American Dental Partners, Inc. (the "Company") made certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. A copy of each of these certifications is attached hereto as an Exhibit.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       By: /s/ Breht T. Feigh
                                           --------------------------
                                           Breht T. Feigh, Vice President
                                           Chief Financial Officer and Treasurer





DATED: August 12, 2002

Exhibit
  No.             Description of Exhibit
-------           ----------------------

  99.1            Certification of the Principal  Executive Officer,  Gregory A.
                  Serrao, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

  99.2            Certification of the Principal Financial Officer,  Breht T.
                  Feigh, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.